Exhibit 16

                                Power of Attorney


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                                POWER OF ATTORNEY

         The undersigned, being all of the Trustees of The Phoenix Edge Series Fund (the "Fund"), do hereby constitute and appoint each of Simon Y. Tan, Tracy
L. Rich, Carole A. Masters, and Richard J. Wirth as our true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of The Phoenix Edge Series Fund, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940, any filings with any state agency with respect to the Funds' Declaration of Trust, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned each hereby ratifies and confirms our respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original thereof.

         We hereby further revoke any and all powers of attorney previously given by us with respect to said Fund, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         WITNESS our hand and seal on the date set forth below.

                                                           Date:  August 9, 2002


  /s/ Frank M. Ellmer                          /s/ John A. Fabian
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Frank M. Ellmer, Trustee                     John A. Fabian, Trustee


  /s/ Roger A. Gelfenbien                      /s/ Michael J. Gilotti
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Roger A. Gelfenbien, Trustee                 Michael J. Gilotti, Trustee


  /s/ Eunice S. Groark                         /s/ Frank E. Grzelecki
------------------------------------         -----------------------------------
Eunice S. Groark, Trustee                    Frank E. Grzelecki, Trustee


  /s/ John R. Mallin                           /s/ Timothy P. Shriver
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John R. Mallin, Trustee                      Timothy P. Shriver, Trustee


  /s/ Simon Y. Tan
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Simon Y. Tan, Trustee